SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

39.	SUBSEQUENT EVENTS

On January 8, 2015, we completed our secondary offering of 7,170,000 common units, representing our limited partner interests in Golar Partners, at a price of $29.90 per unit. Following completion of the offering, that generated net proceeds of approximately $207 million which are to be used to fund a portion of the recently announced contract with Keppel Shipyard to convert one of our first generation LNG carriers, the Gimi, into a floating natural gas liquefaction facility.

On January 16, 2015, we were awarded two time charters by Nigeria LNG Ltd ("NLNG") to employ the recently delivered Golar Frost and Golar Crystal. The employment of both vessels under these contracts commenced in January 2015 and will continue for a duration of approximately 12 months for each vessel.

On January 20, 2015, we completed our sale of our equity interests in the companies that own and operate the Golar Eskimo to Golar Partners for the price of $390.0 million for the vessel (including charter) less the assumed $162.8 million of bank debt plus other purchase price adjustments. Golar Partners financed the remaining purchase price by using $7.2 million cash on hand and the proceeds of a $220 million loan from us. The loan from us has a two year term with interest chargeable at LIBOR plus a blended margin of 2.84%.
On February 6, 2015, our Board of Directors authorized a convertible bond repurchase program under which we may repurchase up to $50 million of its outstanding convertible bonds. The authorization is effective immediately and valid until December 31, 2015. Under the bond repurchase program, we intend to repurchase its convertible bonds from time to time for cash in open market or in privately-negotiated transactions, in accordance with applicable federal securities laws. However, the bond repurchase program does not require us to acquire any specific number of convertible bonds and it may be modified, suspended, extended or terminated by us at any time without prior notice.
On February 16, 2015, we completed the sale of the LNG carrier, the Golar Viking, to Equinox at a sale price of $135 million. Subsequently, Equinox renamed the vessel to Salju and took the required steps to make the Salju Indonesian cabotage compliant. We provided a bridging loan facility to Equinox to fund the purchase.
On February 25, 2015, we declared a dividend of $0.45 per share in respect of the quarter ended December 31, 2014 and paid in March 2015. In addition, Golar Partners made a final cash distribution of $0.56 per unit in February 2015 in respect of the quarter ended December 31, 2014, of which we received $12.6 million of dividend income in relation to our common, subordinated and general partner units and IDRs held at the record date.
Prior to February 2015, the Golar Grand operated under a time charter with BG Group which was not extended beyond its initial term and expired in the middle of February 2015. In February 2015, Golar Partners exercised its option to require us to charter in the vessel until October 2017 at approximately 75% of the hire rate paid by BG Group. See note 36.
In April 2015, we acquired the LNG carrier, Abuja from Nigeria LNG for a consideration of $20 million.